UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2020

TREMONT MORTGAGE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38199	82-1719041
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	TRMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, and “our” refer to Tremont Mortgage Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2020, David M. Blackman announced his decision to retire and therefore resign as our President and Chief Executive Officer and as one of our Managing Trustees, each effective as of December 31, 2020. On that same date, our Board of Trustees, or our Board, appointed Thomas J. Lorenzini as our successor President, effective January 1, 2021 and, based on the recommendation of the Nominating and Governance Committee of our Board, elected Matthew P. Jordan as successor Managing Trustee effective January 1, 2021, to fill the vacancy created by the retirement of Mr. Blackman and for the remainder of Mr. Blackman’s current term, continuing until our 2021 annual meeting of shareholders and until his successor is duly elected and qualified, unless he shall sooner resign or be removed.

Mr. Thomas Lorenzini, age 54, was also recently appointed: (1) vice president of The RMR Group LLC, or RMR LLC, (2) vice president of our manager, Tremont Realty Advisors LLC, or Tremont Advisors, and (3) vice president of RMR Advisors LLC, or RMR Advisors (both Tremont Advisors and RMR Advisors are subsidiaries of RMR LLC). Mr. Lorenzini has been Managing Director, Capital Markets, of Tremont Realty Capital, which is the trade name of Tremont Advisors, since October 2019. From 2016 until October 2019, Mr. Lorenzini served as Senior Director, Capital Markets of Tremont Realty Capital. Mr. Lorenzini was a founding member of Tremont Advisors’s predecessor business. Prior to joining Tremont Advisors’s predecessor business in 2000, Mr. Lorenzini was midwest regional director for Finova Realty Capital, and prior to that, Mr. Lorenzini was a senior director for Belgravia Realty Capital.

Mr. Lorenzini has advised us that he has no arrangement or understanding with any other person pursuant to which he was appointed as President, and, except as set forth below, Mr. Lorenzini has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Lorenzini does not have a family relationship with any member of our Board or any of our executive officers.

Mr. Jordan, age 45, is the executive vice president, chief financial officer and treasurer of The RMR Group Inc., or RMR Inc., and its majority-owned subsidiary, RMR LLC. RMR Inc. is the managing member of RMR LLC. Mr. Jordan joined RMR LLC in April 2012 as chief accounting officer; he became senior vice president, chief financial officer and treasurer of RMR LLC in November 2012; and he became executive vice president, chief financial officer and treasurer of RMR LLC in October 2017. Mr. Jordan has served as an executive vice president of RMR Inc. since 2018 and as its chief financial officer and treasurer since 2015. Mr. Jordan has served as executive vice president, chief financial officer and treasurer of Tremont Advisors and RMR Advisors since October 2017, and was previously vice president, treasurer and chief financial officer of Tremont Advisors since its formation in 2016.

Our Board is comprised of two Managing Trustees and three Independent Trustees. Our Board determined that Mr. Jordan qualifies as a Managing Trustee in accordance with our Amended and Restated Bylaws. Mr. Jordan has advised us that he has no arrangement or understanding with any other person pursuant to which he was elected as our Managing Trustee, and, except as set forth below, Mr. Jordan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Jordan does not have a family relationship with any member of our Board or any of our executive officers. Mr. Jordan is not expected to be appointed to any committees of our Board.

In accordance with our publicly disclosed Trustee compensation arrangements, Mr. Jordan will not be entitled to any cash compensation for his service as a Managing Trustee, but he will be entitled to receive awards of our common shares from time to time pursuant to our equity compensation plan at the discretion of the Compensation Committee of our Board. We previously filed a summary of our currently effective Trustee compensation as Exhibit 10.1 to our Current Report on Form 8-K dated April 24, 2019, which summary is incorporated herein by reference.

Contemporaneously with the effectiveness of Mr. Lorenzini’s appointment as our President and Mr. Jordan’s election as one of our Managing Trustees, we expect to enter into an indemnification agreement with each of Messrs. Lorenzini and Jordan on substantially the same terms as the indemnification agreements we have entered with our other Trustees and executive officers. We previously filed a form of the indemnification agreement we entered with our Trustees and executive officers as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, or our Quarterly Report, and incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with Advisors, RMR LLC and others related to them. For example: we have no employees and the personnel and various services we require to operate our business are provided to us by Advisors pursuant to our management agreement with Advisors; Advisors is a subsidiary of RMR LLC and certain of the services provided to us by Advisors are provided by RMR LLC pursuant to a shared services agreement between Advisors and RMR LLC; Advisors is our largest shareholder, owing approximately 19.4% of our outstanding common shares at June 30, 2020; RMR Inc. is the managing member of RMR LLC; Adam Portnoy, our other Managing Trustee, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., and he is also a director of Advisors, a managing director and the president and chief executive officer of RMR Inc., and an officer and employee of RMR LLC; David M. Blackman also serves as the president, chief executive officer and a director of Advisors and is an officer and employee of RMR LLC; and each of our other officers is also an officer and/or employee of Advisors or RMR LLC. In addition, other companies to which RMR LLC or its subsidiaries provide management services have trustees, directors and officers some of whom are also trustees, directors or officers of us, Advisors, RMR LLC or RMR Inc. and some of our Trustees and officers serve as trustees, directors or officers of these companies.

For further information about these and other such relationships and related person transactions, please see our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2019, or our Annual Report, our definitive Proxy Statement for our 2020 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 8 and 9 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of our Quarterly Report, Notes 8 and 9 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Dated:  October 16, 2020